UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

Telephone and Data Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, If other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE
The purpose of this Schedule 14A is to file a presentation, to be provided to shareholders by Telephone and Data Systems, Inc. (TDS) on and after April 6, 2023, in connection with its 2023 annual meeting and proxy statement.

2023 Annual Meeting of Shareholders
Shareholder Engagement

May 18, 2023

TDS – A Controlled Company

TDS' mission is to provide outstanding communications services to our customers and meet the needs of our shareholders, our people and our communities.

TDS is controlled by the family that founded the Company over 50 years ago. While we understand that this structure is not typical for public companies in the United States, it has provided us the ability to make investments that may have longer-term benefits for our customers and our other stakeholders, achieving business stability and a positive culture for our people.

Bridging the Digital Divide – A focus from the start

TDS was founded with the mission to provide outstanding communications services to our customers, especially in rural America.

As a controlled company, TDS and UScellular have a long-term investment horizon that has enabled the company to make long-term investments to bring communications services to under- and unserved communities.

- Recipient of significant Universal Service Funds, including Eligible Telecommunications Carrier (at UScellular) and A-CAM (at TDS Telecom)
- Will aggressively pursue funding of connectivity programs under the IIJA/BEAD program
- Serving rural America is more expensive!! TDS willing to accept the cost challenge.

Corporate Governance Practice Highlights

- Annual election of all directors
- Annual "Say on Pay" vote
- Policy prohibiting pledging and hedging of company shares
- Charter and bylaws can be amended by a simple majority vote
- Authority of each committee to retain independent advisors
- TDS has established a Corporate Governance and Nominating Committee and Compensation and Human Resources Committee even though, as a controlled company, TDS is not required to do so
- Committee Charters have been expanded to include oversight of key ESG issues
- The positions of (i) Chairman of the Board and (ii) President and Chief Executive Officer are separate
- A Technology Advisory Group Committee enhances director understanding of technology matters impacting the company’s future

Well-Functioning Board of Directors

- Board discussions are open, frank and substantive
- Engaged Board, taking decisive action as needed
- Annual self-assessment to identify opportunities for continuous improvement
- Independent directors work collaboratively and constructively with controlling shareholder
- Controlling shareholder values industry expertise and institutional knowledge
- Independent directors meet in private sessions regularly
- Independent directors may engage separate counsel
- Ongoing commitment to Board education including participation in NACD programs – including ESG and cybersecurity
- Coaching - developed a one-on-one mentorship program between board members and officer-level executives

An Engaged Board

Average Tenure of Independent Directors

11 years

Overall Attendance at Board and Committee Meetings

98%

Number of Board Committee Meetings in 2022

Audit 9

CHRC 7

CGNC 7

TAG 4

Number of Board Meetings in 2022

7

Number of New Independent Directors added in the last 5 years

2

TDS

2023 Shareholder Proposals and TDS Board Recommendations

Proposal	Recommendation
Director Nominees	For
Independent Public Accountants	For
Approve Compensation Plan for Non-Employee Directors	For
Say-on-Pay	For
Say-on-Frequency	1 Year
Shareholder Proposal	Against

TDS' Philosophy on Board Composition and Refreshment

- TDS Independent directors bring a valuable mix of skills
- TDS has placed significant emphasis on Board refreshment over the past several years
  - Goal - bringing fresh and relevant experience and perspectives while retaining key expertise and institutional knowledge
- TDS believes that a well-functioning board should have a mix of short, medium and long tenured directors
- TDS has added four new directors in the past 5 years which, not including the four trustees of the Voting Trust, has held average tenure of the Board at ten years since 2018
- TDS believes it is appropriate to exclude the Voting Trust director tenure from the calculation of average Board tenure in light of the controlled company status.

TDS' Independent Directors Provide a Valuable Mix of Skills

	Senior Leadership	Sales and Marketing	Industry Experience	Risk/Financial	Public Company Boards	Global Perspective
Clarence A. Davis	X			X	X	
Kimberly D. Dixon	X	X	X			
Christopher D. O'Leary	X	X		X	X	X
George W. Off	X	X		X	X	X
Wade Oosterman	X	X	X		X	X
Dirk S. Woessner	X	X	X		X	X

George W. Off, who has the longest Independent tenure, provides invaluable experience to the TDS Board

With 26 years of experience on the TDS Board, Mr. Off plays an important role on the Board:

- In-depth institutional knowledge of TDS
- Provides important continuity to the TDS Board culture
- Over forty years of sales, marketing management experience, in addition to his senior leadership positions at other publicly traded companies
- As Chair of Audit Committee, he brings critical experience in risk assessment and financial controls
- Member of Corporate Governance and Nominating Committee and Technology Advisory Group Committee

Refreshment has Changed the Mix of Tenure on Board (not including Voting Trust directors)


3
1
4
4
2
2
2023
2018
0-5 Years
6-10 Years
11+ Years

Biographical Information on TDS Independent Directors



Clarence A. Davis

Management Experience

Significant leadership and operational experience in multiple industries, including technology (CEO—Nestor, Inc.), accounting (CFO, COO--American Institute of Certified Public Accountants), manufacturing, media/broadcasting, agriculture.

Board Experience

- Current Board member of Gabelli Funds: (Gabelli Capital Asset Fund, Gabelli ESG Fund and GDL Fund) and PMV Consumer Acquisition Corp.
- Former Board member of Nestor, Inc.; Oneida Ltd.; Pennichuck Corp.; Sonesta International Hotels
- Current or former member of at least seven Audit Committees
- Designated financial expert

Business Expertise

Substantial expertise in management, operations, accounting/finance, cost control, fraud investigation and internal controls, sales, M&A/restructuring, investing.

TDS Board History

- Originally nominated by GAMCO
- TDS director since 2009
- Member, TDS Audit Committee (designated as Financial Expert)
- Member, TDS Compensation and Human Resources Committee



Kimberly D. Dixon

Management Experience
Significant leadership and operating and financial management experience as Executive Vice President and Chief Operating Officer of FedEx Office and Senior Vice President, Consumer Sales and Distribution of Sprint, including experience in consumer and business marketing, e-commerce, sales and distribution.

Board Experience
• Current Board member of a privately-held company • Former Board member of several non-profits

Business Expertise
Substantial expertise in sales, marketing and retail operations. Twenty years of experience in the telecommunications industry.

TDS Board History
• TDS director since 2017 • Member, TDS Compensation and Human Resources Committee • Member, Technology Advisory Group Committee • Identified by executive search firm



Christopher D. O'Leary

Management Experience

Extensive leadership experience as Interim Chief Executive Office of Tupperware Brands (Nov. 2019 – April 2020) and Chief Operating Officer International of General Mills (2006-2016); significant roles with leading consumer packaged goods providers, including PepsiCo.

Board Experience

- Current Board member of Tupperware Brands Corporation; Compensation and Human Capital Committee Chair and Nominating, Governance & Social Responsibility Committee
- Former Board member of Newell Rubbermaid

Business Expertise

- More than 30 years of experience in consumer retail, marketing, and operations for large, multinational corporations
- Former Senior Advisor at KKR
- Senior Advisor at Twin Ridge Capital Management

TDS Board History

- TDS director since 2006
- Member, TDS Compensation and Human Resources Committee; Chair since 2016
- Member, TDS Audit Committee
- Member, Technology Advisory Group Committee
- Identified by executive search firm



George W. Off

Management Experience

Substantial leadership and operational management experience for marketing services firm (Co-founder and CEO, Catalina Marketing Corporation) and multinational manufacturer (CEO, Checkpoint Systems)

Board Experience

- Former Board member of multiple boards, including The Retail Equation, Infinian Mobile Commerce & Analytic Solutions, Catalina Marketing Corporation, Checkpoint Systems

Business Expertise

- Significant business expertise in marketing, operations, retail customer analytics, retail and marketing technology
- CERT certificate in Cybersecurity Oversight issued by Carnegie Mellon University

TDS Board History

- TDS director since 1997
- Chair, TDS Audit Committee (designated as Financial Expert)
- Member, Corporate Governance and Nominating Committee
- Member, Technology Advisory Group Committee
- Identified by executive search firm



Wade Oosterman

Management Experience

- Substantial executive leadership and marketing experience in the telecommunications industry (President Bell Media and Vice Chair, Bell and BCE)
- Prior President, Bell Mobility and President, Bell Residential Services; Chief Marketing and Brand Officer for TELUS Corp.; and Executive VP Sales and Marketing for Clearnet Communications Inc.

Board Experience

- Current Board member of Stagwell Inc. and Enstream, a joint venture of Canada's largest wireless providers
- Former Board member of multiple boards, including; Ingram Micro Inc.; Virgin Mobile Canada; and Clearnet Communications Inc.

Business Expertise

- More than 30 years experience in the telecommunications industry
- Significant business expertise in wireless, wireline and media (television, radio, digital), brand and marketing

TDS Board History

- TDS director since 2019
- Member, TDS Audit Committee
- Member, Compensation and Human Resources Committee
- Identified by executive search firm



Dirk S. Woessner

Management Experience

Extensive experience in the telecommunications industry having served in numerous executive leadership roles at Deutsche Telekom AG and Rogers Communications. Significant leadership and operating and financial management experience as CEO of CompuGroup Medical S.E. & Co. KgAA.

Board Experience

- Former Board member of CompuGroup Medical SE
- Former Board member of Deutsche Telekom AG

Business Expertise

- More than 20 years experience in the telecommunications industry
- Significant business expertise in cable, fixed-network and mobile
- Former telecom strategy consultant at McKinsey & Company

TDS Board History

- TDS director since 2022
- Member, Compensation and Human Resources Committee
- Identified by executive search firm